Exhibit 10.2

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is executed as of July 31, 2007, by CPT MANAGER LIMITED, ABN 37054494307, as responsible entity of the Centro Property Trust, having an address at Centro The Glen, 235 Springvale Road, 3rd Floor, Glen Waverley, Victoria, 3150, Australia (“CPT”) and CENTRO PROPERTIES LIMITED, ABN 45078590682, having an address at Centro The Glen, 235 Springvale Road, 3rd Floor, Glen Waverley, Victoria, 3150, Australia (“CPL” and together with CPT, collectively, the “Guarantor”), in favor of BANK OF AMERICA, N.A. (“BOA”), a banking association chartered under the laws of the United States of America, having an address at 231 South LaSalle Street, 10th Floor, Chicago, Illinois 60697, as agent for Lenders (as herein defined) (BOA in such capacity, “Administrative Agent”).

W I T N E S S E T H :

I.                                         Reference is made to that certain Amended and Restated Revolving Credit Agreement, dated as of July 31, 2007 (as the same may have been otherwise amended, restated, supplemented or modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Centro NP LLC, a Delaware limited liability company (formerly known as Super IntermediateCo LLC) (the “Borrower”), Bank of America, N.A., individually and as administrative agent, and the lenders party thereto (the “Lenders”); pursuant to which the Lenders have agreed to make loans to the Borrower (collectively, the “Loan”).

II.                                     Capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

III.                                 The Administrative Agent and the Lenders have made it a condition precedent to the effectiveness of the Credit Agreement that each Guarantor execute and deliver this Guaranty.

IV.                                 Each Guarantor expects to derive substantial benefit from the Credit Agreement and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Guaranty.

Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors and the Administrative Agent hereby covenant and agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1                               Guaranty of Obligation.

(a)                                  Guarantor hereby irrevocably and unconditionally guarantees to Administrative Agent (in its capacity as a Lender), Lenders and their respective successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise.  Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor.

(b)                                 Notwithstanding anything to the contrary contained herein, the Guarantors shall not have any liability hereunder with respect to any of the Guaranteed Obligations and the Administrative Agent shall not be entitled to exercise any of its rights or remedies hereunder until the occurrence of the Trigger Date.  Further, each Guarantor hereby agrees to promptly (and in any case within 10 days) execute and deliver, upon the request of the Administrative Agent following the occurrence of the Trigger Date, a written acknowledgement of the occurrence of the Trigger Date and the validity, enforceability and effectiveness of this Guaranty and of such Guarantor’s Guaranteed Obligations as of such Trigger Date; provided, that failure to deliver such written confirmation shall not prevent any Guarantor from being liable under this Guaranty in accordance with the terms set forth herein.

(c)                                  In addition to the foregoing, and notwithstanding anything to the contrary contained herein, the parties hereto hereby agree that the Guarantors’ liability hereunder shall from time to time be limited to an aggregate (joint and several) amount equal to the lesser of (i) $350,000,000 and (ii) (A) $1.75 billion, less (B) the then-outstanding amount of the Bridge Loan guaranteed by such Guarantors.

Definition of Guaranteed Obligations.  As used herein, the term “Guaranteed Obligations” means the obligations and liabilities of Borrower to Administrative Agent and/or Lenders for any loss, damage, cost, expense, liability, claim and any other obligation incurred by Agent and/or Lenders (including attorneys’ fees and costs reasonably incurred) arising out of or in connection with (a) all present and future obligations and liabilities, whether deemed principal, interest, additional interest, fees, expenses or otherwise of the Borrower to the Administrative Agent and the Lenders, including, without limitation, all obligations under (i) the Credit Agreement, (ii) the Notes (including, without limitation, the Revolving Credit Notes and the Swing Loan Note), (iii) the Letters of Credit, and (iv) all other Loan Documents and (b) all amounts due under Section 1.8 of this Guaranty.

1.2                               Nature of Guaranty.  This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection.  This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor. The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Administrative Agent and/or Lenders with respect to the Guaranteed Obligations.  This Guaranty may be enforced by Administrative Agent on behalf of Lenders and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

1.3                               Guaranteed Obligations Not Reduced by Offset.  The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lenders hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lenders or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

1.4                               Payment By Guarantor.  If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at demand, maturity, acceleration or otherwise, Guarantor shall, immediately upon demand by Administrative Agent, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations (subject to the maximum aggregate liability as set forth in Section 1.1(c) hereof) to Administrative Agent, on behalf of Lenders, at Administrative Agent’s address as set forth herein.  Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations.  Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.5                               No Duty To Pursue Others.  It shall not be necessary for Administrative Agent or any Lender (and Guarantor hereby waives any rights which Guarantor may have to require Administrative Agent and/or any Lender), in order to enforce the obligations of Guarantor hereunder, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (b) enforce Lenders’ rights against any collateral which shall ever have been given to secure the Loan, (c) enforce Lenders’ rights against any other guarantors of the Guaranteed Obligations, (d) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (e) exhaust any remedies available to Lenders against any collateral which shall ever have been given to secure the Loan, or (f) resort to any other means of obtaining payment of the Guaranteed Obligations.  Neither any Lender nor Administrative Agent, on behalf of Lenders, shall be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

1.6                               Waivers.  Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (a) any loans or advances made by Administrative Agent or any Lender to Borrower, (b) acceptance of this Guaranty, (c) any amendment or extension of the Note, the Loan Agreement or of any other Loan Documents, (d) the execution and delivery by Borrower, Administrative Agent and Lenders of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with any portion of the collateral for the Loan, (e) the occurrence of any Default or an Event of Default, (f) any Lender’s transfer or disposition of the Guaranteed Obligations, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (h) protest, proof of non-payment or default by Borrower, and (i) any other action at any time taken or omitted by Administrative Agent or any Lender, and, generally, all demands and notices of every kind in connection with this Guaranty or the Loan Documents.

1.7                               Payment of Expenses.  In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Administrative Agent, pay Administrative Agent all costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Administrative Agent and Lenders in the enforcement hereof or the preservation of Lenders’ rights hereunder.  The covenant contained in this Section 1.7 shall survive the payment and performance of the Guaranteed Obligations.

1.8                               Effect of Bankruptcy.  In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lenders must rescind or restore any payment, or any part thereof, received by any Lender (or Administrative Agent on behalf of Lenders) in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Administrative Agent and Lenders shall be without effect, and this Guaranty shall remain in full force and effect.  It is the intention of Borrower and Guarantor that Guarantor’s obligations hereunder shall not be discharged except by Guarantor’s performance of such obligations and then only to the extent of such performance.

1.9                               Waiver of Subrogation, Reimbursement and Contribution.  Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lenders), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by Guarantor under or in connection with this Guaranty or otherwise until the full and final payment and satisfaction of the Guaranteed Obligations.

1.10                        Borrower.  The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company, joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1                               Modifications.  Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Loan Agreement, the other Loan Documents, or any other document, instrument, contract or understanding between or among Borrower, Administrative Agent and Lenders, or any other parties, pertaining to the Guaranteed Obligations or any failure of Administrative Agent or any Lender to notify Guarantor of any such action.

2.2                               Adjustment.  Any adjustment, indulgence, forbearance or compromise that might be granted or given by Administrative Agent or Lenders to Borrower or Guarantor.

2.3                               Condition of Borrower or Guarantor.  The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower, any Subsidiary of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower, any Subsidiary of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower, any Subsidiary of Borrower or Guarantor; or any reorganization of Borrower, any Subsidiary of Borrower or Guarantor.

2.4                               Invalidity of Guaranteed Obligations.  The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Note, the Loan Agreement or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (d) the Guaranteed Obligations violate applicable usury laws, (e) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (f) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Note, the Loan Agreement or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

2.5                               Release of Obligors.  Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons will be liable to pay or perform the Guaranteed Obligations, or that Lenders will look to other Persons to pay or perform the Guaranteed Obligations.

2.6                               Other Collateral.  The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

2.7                               Release of Collateral.  Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

2.8                               Care and Diligence.  The failure of Administrative Agent, any Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Administrative Agent and/or Lenders (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

2.9                               Unenforceability.  The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

2.10                        Offset.  Any existing or future right of offset, claim or defense of Borrower against Administrative Agent, any Lender, or any other Person, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

2.11                        Merger.  The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

2.12                        Preference.  Any payment by Borrower to Administrative Agent or any Lender is held to constitute a preference under bankruptcy laws, or for any reason Administrative Agent or any Lender is required to refund such payment or pay such amount to Borrower or someone else.

2.13                        Other Actions Taken or Omitted.  Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations (subject to the maximum aggregate liability as set forth in Section 1.1(c) hereof) when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations (subject to the maximum aggregate liability as set forth in Section 1.1(c) hereof).

ARTICLE III

cpt REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into the Loan Documents and extend credit to Borrower, CPT represents and warrants to Administrative Agent and Lenders as follows:

3.1                               Organization, Authority of CPT.  CPT is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged.

3.2                               Execution, Delivery and Performance by CPT.  CPT has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty.

3.3                               Legality.  This Guaranty constitutes a legal, valid and binding obligation of CPT enforceable in accordance with its terms, except as may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing.

3.4                               CPT Sole Trustee of Centro Property Trust.  CPT is the only trustee of Centro Property Trust, a trust organized under the laws of the Commonwealth of Australia (the “Trust”), and no action has been taken or proposed to remove it as trustee of the Trust or to terminate the Trust.

3.5                               No Default by CPT as Trustee, Indemnification by Trust.  CPT is not, and never has been, in default under the constituent documents of the Trust, including its Trust Deed, and has the right to be fully indemnified out of the property held on trust by it in connection with the Trust or under the Trust Deed (“Trust Funds”) in respect of obligations incurred by it hereunder and the Trust Funds are sufficient to satisfy that right to indemnity and all other obligations in respect of which CPT has a right to be indemnified out of the Trust Funds.

3.6                               Compliance with Trust Obligations.  CPT and its directors and other officers have complied with their obligations in connection with the Trust.

3.7                               Benefit.  (a) CPT is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations; and (b) CPT has carefully considered the purposes of this Guaranty, and considers that entry into this Guaranty is for the benefit of the beneficiaries of that Trust and the terms of this Guaranty are fair and reasonable.

3.8                               No Abandonment of Powers under Trust Deed.  CPT has not exercised any power to release, abandon or restrict any power conferred on it by the Trust Deed.

3.9                               Proper Exercise of Fiduciary Duties.  The entry into, delivery and performance of this Guaranty by CPT is part of the proper administration of the Trust, is a proper exercise of its fiduciary duties, and is for the benefit of the Trust and the beneficiaries of the Trust.

3.10                        No Withdrawal of Required Consent.  No direction, instruction or consent required to be given to CPT under the Trust Deed or otherwise in respect of its execution, delivery and performance of this Guaranty has been withdrawn or revoked.

3.11                        No Violation of CPT’s Duties or Obligations.  The execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of CPT and will not result in or require the creation or imposition of any lien on any of the properties or revenues of CPT pursuant to any requirement of law or contractual obligation of CPT.

3.12                        No Legal Proceedings against CPT.  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of CPT, threatened by or against CPT or against any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby, or (ii) which could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of CPT.

3.13                        Filing and Payment of Taxes.  CPT has filed or caused to be filed all tax returns which, to the knowledge of CPT, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of CPT); and no tax lien has been filed, and, to the knowledge of CPT, no claim is being asserted, with respect to any such tax, fee or other charge.

3.14                        No Consent Required for CPT’s Execution, Delivery or Performance.  No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of CPT) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

3.15                        Familiarity and Reliance.  CPT is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, CPT is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.16                        CPT’s Financial Condition.  As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, CPT is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

3.17                        No Representation By Administrative Agent or any Lender.  Neither Administrative Agent, any Lender nor any other party has made any representation, warranty or statement to CPT in order to induce CPT to execute this Guaranty.

3.18                        Survival.  All representations and warranties made by CPT herein shall survive the execution hereof.

ARTICLE IV

CPL REPRESENTATIONS AND WARRANTIES

To induce Administrative Agent and Lenders to enter into the Loan Documents and extend credit to Borrower, CPL represents and warrants to Administrative Agent and Lenders as follows:

4.1                               Organization, Authority of CPL.  CPL is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged.

4.2                               Execution, Delivery and Performance by CPL.  CPL has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty.

4.3                               Legality.  This Guaranty constitutes a legal, valid and binding obligation of CPL enforceable in accordance with its terms, except as may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles and an implied covenant of good faith and fair dealing.

4.4                               Benefit.  (a) CPL is an affiliate of Borrower, is the owner of a direct or indirect interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations; and (b) CPL has carefully considered the purposes of this Guaranty, and considers that entry into this Guaranty is for the benefit of CPL and the terms of this Guaranty are fair and reasonable.

4.5                               No Violation of CPL’s Duties or Obligations.  The execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or contractual obligation of CPL and will not result in or require the creation or imposition of any lien on any of the properties or revenues of CPL pursuant to any requirement of law or contractual obligation of CPL.

4.6                               No Legal Proceedings against CPL.  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of CPL, threatened by or against CPL or against any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby, or (ii) which could reasonably be expected to have a material adverse effect on the business, operations, property or financial or other condition of CPL.

4.7                               Filing and Payment of Taxes.  CPL has filed or caused to be filed all tax returns which, to the knowledge of CPL, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of CPL); and no tax lien has been filed, and, to the knowledge of CPL, no claim is being asserted, with respect to any such tax, fee or other charge.

4.8                               No Consent Required for CPL’s Execution, Delivery or Performance.  No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of CPL) is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

4.9                               Familiarity and Reliance.  CPL is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, CPL is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

4.10                        CPL’s Financial Condition.  As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, CPL is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

4.11                        No Representation By Administrative Agent or any Lender.  Neither Administrative Agent, any Lender nor any other party has made any representation, warranty or statement to CPL in order to induce CPL to execute this Guaranty.

4.12                        Survival.  All representations and warranties made by CPL herein shall survive the execution hereof.

ARTICLE V

SUBORDINATION OF CERTAIN INDEBTEDNESS

5.1                               Subordination of All Guarantor Claims.  As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower or any Subsidiary of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower or any Subsidiary of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower or any Subsidiary of Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations.  Upon the occurrence of an Event of Default or Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower, any Subsidiary of Borrower or any other party any amount upon the Guarantor Claims.

5.2                               Claims in Bankruptcy.  In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving Guarantor as debtor, Lenders shall have the right to prove their claims in any such proceeding so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims; provided, that the amount of such Guarantor Claims shall be subject to the maximum aggregate liability limitations set forth in Section 1.1(c) hereof.  Guarantor hereby assigns such dividends and payments to Administrative Agent for the ratable benefits of Lenders.  Should Lenders (or Administrative Agent, on behalf of Lenders) receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower or any Subsidiary of Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lenders in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lenders to the extent that such payments to Lenders on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lenders had not received dividends or payments upon the Guarantor Claims.

5.3                               Payments Held in Trust.  In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lenders an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Administrative Agent for the ratable benefit of Lenders, and Guarantor covenants promptly to pay the same to Administrative Agent for the ratable benefit of Lenders.

5.4                               Liens Subordinate.  Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets (or assets of any Subsidiary of Borrower) securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets (or assets of any Subsidiary of Borrower) securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor, Administrative Agent or Lenders presently exist or are hereafter created or attach.  Without the prior written consent of Administrative Agent, Guarantor shall not (a) exercise or enforce any creditor’s right it may have against Borrower or any Subsidiary of Borrower or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower or any Subsidiary of Borrower held by Guarantor.

ARTICLE VI

MISCELLANEOUS

6.1                               Waiver.  No failure to exercise, and no delay in exercising, on the part of Administrative Agent or any Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right.  The rights of Administrative Agent and Lenders hereunder shall be in addition to all other rights provided by law.  No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved.  No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

6.2                               Notices.  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)                                  if to the Guarantor, to Centro The Glen, 235 Springvale Road, 3rd Floor, Glen Waverley, Victoria, 3150 Australia; Attention:  General Counsel (Telecopy No.:  (61-3) 9886 1234), with a copy to Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York, New York, 10036, Attention:  Harvey Uris, Esq. (Telecopy No.: (212) 735-2000); and

(b)                                 if to the Administrative Agent or BOA: Bank of America, N.A., Agency Management – East, 101 North Tryon Street, 15th Floor, NC1-001-15-14, Charlotte, NC 28255, Attention:  Kimberly D. Williams, Telecopy: (704) 409-0650 and Bank of America, N.A., 231 South LaSalle Street, 10th Floor, Chicago, Illinois 60697, Attn:  Mark A. Mokelke, Telecopy:(312) 974-4970

6.3                               Governing Law, Submission to Jurisdiction, Waivers.

(a)                                  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT, ANY LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.  GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT

ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MATTER PROVIDED BY LAW.

(b)                                 GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION 5.3.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c)                                  FOR THE PURPOSE OF PROCEEDINGS IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES COURTS FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE SITTING IN THE BOROUGH OF MANHATTAN, GUARANTOR HEREBY IRREVOCABLY DESIGNATES AS ITS AGENT FOR SERVICE OF PROCESS:

CT Corporation System
111 Eighth Avenue
New York, New York 10011

IN THE EVENT THAT SUCH AGENT OR ANY SUCCESSOR SHALL CEASE TO BE LOCATED IN THE BOROUGH OF MANHATTAN, GUARANTOR SHALL PROMPTLY AND IRREVOCABLY BEFORE THE RELOCATION OF SUCH AGENT FOR SERVICE OF PROCESS, IF PRACTICABLE, OR PROMPTLY THEREAFTER DESIGNATE A SUCCESSOR AGENT, WHICH SUCCESSOR AGENT SHALL BE LOCATED IN THE BOROUGH OF MANHATTAN, AND NOTIFY THE AGENT THEREOF, TO ACCEPT ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS OR OTHER DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND FURTHER AGREES THAT SERVICE UPON SUCH AGENT SHALL CONSTITUTE VALID AND EFFECTIVE SERVICE UPON GUARANTOR AND THAT FAILURE OF ANY SUCH AGENT TO GIVE ANY NOTICE OF SUCH SERVICE TO GUARANTOR SHALL NOT AFFECT THE VALIDITY OF SUCH SERVICE OR ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.  GUARANTOR AGREES THAT SERVICE OF ANY AND ALL SUCH PROCESS OR OTHER DOCUMENTS ON SUCH PERSON MAY ALSO BE EFFECTED BY REGISTERED MAIL TO ITS ADDRESS AS SET FORTH IN SECTION 5.2.

(d)                                 EACH PARTY HERETO IRREVOCABLY AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

(e)                                  GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

6.4                               [Reserved].

6.5                               Invalid Provisions.  If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this

Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

6.6                               Amendments.  This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

6.7                               Parties Bound; Assignment; Joint and Several.  This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lenders, assign any of its rights, powers, duties or obligations hereunder.  If Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

6.8                               Headings.  Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

6.9                               Recitals.  The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

6.10                        Counterparts.  To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all Persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

6.11                        Rights and Remedies.  If Guarantor becomes liable for any indebtedness owing by Borrower to Lenders, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Administrative Agent and Lenders hereunder shall be cumulative of any and all other rights that Administrative Agent and Lenders may ever have against Guarantor.  The exercise by Administrative Agent and Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

6.12                        Other Defined Terms.  Any capitalized term utilized herein shall have the meaning as specified in the Loan Agreement, unless such term is otherwise specifically defined herein.

6.13                        Entirety.  THIS GUARANTY EMBODIES THE FINAL AND ENTIRE AGREEMENT OF GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.  THIS GUARANTY IS INTENDED BY GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT AND/OR LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT.  THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND ADMINISTRATIVE AGENT AND/OR LENDERS.

6.14                        Waiver of Right To Trial By Jury.  GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY

RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE LOAN AGREEMENT, THE PLEDGE AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  ADMINISTRATIVE AGENT AND LENDERS ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

6.15                        Reinstatement in Certain Circumstances.  If at any time any payment of the principal of or interest under the Note or any other amount payable by Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment has been due but not made at such time.

6.16                        Recourse Limitations.  Notwithstanding anything to the contrary contained herein, in no event shall Lenders have any recourse to any partner, shareholder, officer, director, employee or agent of Guarantor for any liability of the Guaranteed Obligations or any representations, warranties or other covenants made by Guarantor in this Guaranty.

6.17                        Waiver of Immunities.  To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.  The foregoing waiver is intended to be effective to the fullest extent now or hereafter permitted by applicable law.

6.18                        Judgment Currency.  All payments made under this Guaranty shall be made in United States Dollars (the “Agreement Currency”), and, if for any reason any payment made hereunder is made in a currency (the “Other Currency”) other than the Agreement Currency, then to the extent that the payment actually received by the Lenders or the Agent, when converted into the Agreement Currency at the Rate of Exchange (as defined below) on the date of payment (or, if conversion on such date is not practicable, as soon thereafter as it is practicable for the Lenders or the Agent to purchase the Agreement Currency) falls short of the amount due under the terms of this Guaranty, Guarantor shall, as a separate and independent obligation of Guarantor, indemnify the Lenders and the Agent and hold the Lenders and the Agent harmless against the amount of such shortfall.  As used in this Section 6.18, the term “Rate of Exchange” means, to the fullest extent permitted by law, the rate at which, in accordance with normal banking procedures, the Agent is able on the relevant date to purchase the Agreement Currency with the Other Currency and shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into, the Agreement Currency.

6.19                        Limitation of Liability.  CPT provides this Guaranty solely as responsible entity of the Trust and in no other capacity.  Except in the case of breach of trust disentitling it to indemnity out of the assets of the Trust, CPT will not be liable under this Guaranty personally and its liability will be limited to the extent to which it is entitled to indemnity out of the assets of the Trust.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED as of the day and year first above written.

GUARANTOR:

Signed sealed and delivered by
CPT MANAGER LIMITED
by:

/s/ Elizabeth Hourigan	/s/ Andrew Scott

Secretary/Director	Director

Elizabeth Hourigan	Andrew Scott

Name (please print)	Name (please print)

Signed sealed and delivered by
CENTRO PROPERTIES LIMITED
by:

/s/ Elizabeth Hourigan	/s/ Andrew Scott

Secretary/Director	Director

Elizabeth Hourigan	Andrew Scott

Name (please print)	Name (please print)